UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2010

Analogic Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Centennial Drive, Peabody, Massachusetts	01960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-326-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Analogic Corporation (the “Registrant”) held on January 29, 2010 (the “Annual Meeting”), the Registrant’s stockholders approved the Analogic Corporation 2009 Stock Incentive Plan (the “Plan”) covering 1,600,000 shares of common stock. A description of the material terms of the Plan is set forth in the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 21, 2009. A copy of the Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the form of Performance-Based Restricted Stock Unit Award Agreement for the Plan is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Registrant’s stockholders approved an amendment to the Registrant’s By-laws to increase the maximum number of directors that may serve on its board of directors from ten to eleven. The amendment to the By-laws became effective as of its approval at the Annual Meeting on January 29, 2010. The full text of the Registrant’s By-laws, as amended (including the amendment approved at the Annual Meeting) is filed as Exhibits 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

At the Annual Meeting, the six nominees listed below were elected as directors and each of the other three proposals was approved. The voting results on the proposals considered at the Annual Meeting were as follows:

Proposal 1: To elect three Class II directors and four Class III directors for a one-year term, to hold office until the 2011 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

Nominee	Class	For	Against	Abstain	Broker Non-Vote
James W. Green	III	11,334,885	423,362	6,003	484,001
James J. Judge	II	9,858,930	1,899,641	5,679	484,001
Kevin C. Melia	II	9,554,514	2,201,441	8,295	484,001
Fred B. Parks	III	9,879,855	1,878,056	6,339	484,001
Sophie V. Vandebroek	III	9,882,670	1,876,433	5,147	484,001
Gerald L. Wilson	II	9,589,200	2,169,004	6,046	484,001

As previously announced, a fourth nominee for election as a Class III director withdrew his candidacy prior to the Annual Meeting.

Proposal 2: To consider and act upon an amendment to our By-laws to increase the maximum number of directors that may serve on our board of directors from ten to eleven.

For	Against	Abstain	Broker Non-Vote
12,118,036	45,960	84,255	0

Proposal 3: To consider and act upon the Analogic Corporation 2009 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Vote
10,256,193	1,220,947	287,110	484,001

Proposal 4: To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2010.

For	Against	Abstain	Broker Non-Vote
11,693,587	509,559	45,105	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analogic Corporation

Date: February 3, 2010	By:	/S/ JOHN J. FRY
	Name:	John J. Fry
	Title:	Vice President, General Counsel and Corporation Secretary

Exhibit Index

Exhibit No.	Description

3.2	By-laws, as amended

10.1	Analogic Corporation 2009 Stock Incentive Plan

10.2	Form of Performance-Based Restricted Stock Unit Award Agreement for the Analogic Corporation 2009 Stock Incentive Plan